SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 20, 2000

                             GALAXY TELECOM, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 1220 N. Main, Sikeston, Mo. 63801       33-95298                  43-1697125
 ----------------------------------  ---------------------    ----------------
(State Or Other Jurisdiction Of   (Commission File Number)    (I.R.S. Employer
Incorporation Or Organization)                               Identification No.)

         Registrant telephone number, including area code: (573) 472-8200


                                        N/A
           (Former name or former address, if changed since last report)


Items 1 through 3 (inclusive), 5, 6, and 8 not applicable.

Item 4  Changes in Registrant's Certifying Accountant.

        (a)     Previous Independent Accountant.

(i)   On January 20, 2000, the Company dismissed
                   PricewaterhouseCoopers LLP as the Company's independent accountant.

(ii)         The reports of PriceweaterhouseCoopers LLP on the financial statements of the Company for each of the past two fiscal years ending 12/31/98 and 12/31/97, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)        The decision to change accountants was approved by the
                   Company's Board of Directors on January 20, 2000

(iv)         During the Company's two most recent fiscal years
                   and through the date of this report, the Company has had no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make a reference thereto in its report on the financial statements of the Company for such periods.

(v)          The Company has requested that PricewaterhouseCoopers
                   LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated
                   January 24, 2000 is filed as Exhibit 16 to this Form 8-K.

        (b)     Engagement of New Independent Accountant.

(i)   Deloitte & Touche LLP has been engaged by the Company
                   as its new independent accountant to audit the Company's financial statements, effective as of January 20, 2000.

(ii)  Prior to the engagement of Deloitte & Touche LLP, the Company had not consulted with Deloitte & Touche LLP during its two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event described in Paragraph
                   (a)(v) above.


Item 7  Financial Statements and Exhibits.

Exhibit No.        Description
----------         -----------------

   16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 24, 2000 pursuant to
                   Item 304(a)(3) of Regulation S-K.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Galaxy Telecom, L.P.
                                       (Registrant)

                                       By: Galaxy Telecom, Inc.
                                       As General Partner

                                       By: /s/ J. Keith Davidson
                                       Title: Vice President - Finance,
                                       (Principal Financial Officer)

January 27, 2000
    Date





                               EXHIBIT INDEX


Exhibit No.        Description

   16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 24, 2000 pursuant to
                   Item 304(a)(3) of Regulation S-K.